UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K/A

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2017

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THERMON GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-35159	27-2228185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Thermon Drive San Marcos, Texas	78666
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (512) 396-5801

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 3, 2017, Thermon Group Holdings, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") disclosing the completion of the previously announced acquisition of 100% of CCI Thermal Technologies Inc. ("CCI"), and certain related real estate assets effective as of October 30, 2017 (the “CCI Acquisition”) through its indirect, wholly owned acquisition subsidiary 2071827 Alberta Ltd. (“Merger Sub”) pursuant to the terms of (i) a stock purchase agreement dated October 3, 2017 by and between Merger Sub, Rocor Holdings Ltd. and Camary Holdings Ltd. and by and between Merger Sub and certain employee shareholders of CCI and (ii) a real property agreement dated October 30, 2017 by and between Merger Sub and Whitemud Place Properties.

The Company is filing this Current Report on Form 8-K/A (“Amendment”) solely to amend and supplement Item 9.01 of the Original Form 8-K to provide the audited financial statements and unaudited pro forma financial statements required by Item 9.01. No other modifications to the Original Form 8-K are being made by this Amendment. This Amendment should be read in conjunction with the Original Form 8-K, which provides a more complete description of the CCI Acquisition.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

Audited historical consolidated financial statements of CCI Thermal Technologies Inc. as of July 31, 2017, and 2016 and for each of the three years in the period ended July 31, 2017, attached hereto as Exhibit 99.2 and incorporated by reference herein.

(b)     Pro Forma Financial Information.

Unaudited pro forma financial statements for the Company as of and for the six month period ended September 30, 2017 and for the twelve month ended period March 31, 2017, attached hereto as Exhibit 99.3 and incorporated by reference herein.

(d)    Exhibits.

Exhibit No.	Description of Exhibit

2.1*+
Share Purchase Agreement dated October 3, 2017 by 2071827 Alberta Ltd. ("Purchaser") and Camary Holdings Ltd. and Rocor Holdings Ltd. ("Sellers") (incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed with the SEC on October 10, 2017 (File No. 001-35159)).

2.2*+
Employee Share Agreement dated October 3, 2017 by 2071827 Alberta LTD. ("Purchaser") and certain current and former employee shareholders of CCI ("Employee Shareholders") (incorporated by reference to Exhibit 2.2 to the Registrant's Current Report on Form 8-K filed with the SEC on October 10, 2017 (File No. 001-35159)).

2.3+
Real Property Agreement dated October 30, 2017 by and between 2071827 Alberta Ltd. and Whitemud Place Properties. (incorporated by reference to Exhibit 2.3 to the Registrant's Current Report on Form 8-K filed with the SEC on November 3, 2017 (file No.001-35159)).

10.1+
Credit Agreement dated October 30, 2017 by and among Thermon Group Holdings, Inc., Thermon Holding Corp., as US Borrower, Thermon Canada Inc., as Canadian Borrower, and The Several Lenders from Time to Time Parties Hereto, Bank of Montreal as Syndication Agent and JPMorgan Chase Bank, N.A. as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed with the SEC on November 3, 2017 (file No.001-35159)).

23.1	Consent of Deloitte LLP, independent registered public accounting firm to CCI Thermal Technologies Inc.
99.1+
Press Release of Thermon Group Holdings, Inc., dated November 3, 2017 (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed with the SEC on November 3, 2017 (file No.001-35159)).

99.2	Audited historical consolidated financial statements of CCI Thermal Technologies Inc. as of July 31, 2017, and 2016 and for each of the three years in the period ended July 31, 2017.
99.3	Unaudited pro forma financial statements of Thermon Group Holdings, Inc. as of and for the six month period ending September 30, 2017 and for the twelve month period ending March 31, 2017.

+ Incorporated by reference.
* The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2018	THERMON GROUP HOLDINGS, INC.
	By:	/s/	Jay Peterson
Jay Peterson
Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

2.1 *+
Share Purchase Agreement dated October 3, 2017 by 2071827 Alberta Ltd. ("Purchaser") and Camary Holdings Ltd. and Rocor Holdings Ltd. ("Sellers") (incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed with the SEC on October 10, 2017 (File No. 001-35159)).

2.2 *+
Employee Share Agreement dated October 3, 2017 by 2071827 Alberta LTD. ("Purchaser") and certain current and former employee shareholders of CCI ("Employee Shareholders") (incorporated by reference to Exhibit 2.2 to the Registrant's Current Report on Form 8-K filed with the SEC on October 10, 2017 (File No. 001-35159)).

2.3+
Real Property Agreement dated October 30, 2017 by and between 2071827 Alberta Ltd. and Whitemud Place Properties. (incorporated by reference to Exhibit 2.3 to the Registrant's Current Report on Form 8-K filed with the SEC on November 3, 2017 (file No.001-35159)).

10.1+
Credit Agreement dated October 30, 2017 by and among Thermon Group Holdings, Inc., Thermon Holding Corp., as US Borrower, Thermon Canada Inc., as Canadian Borrower, and The Several Lenders from Time to Time Parties Hereto, Bank of Montreal as Syndication Agent and JPMorgan Chase Bank, N.A. as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed with the SEC on November 3, 2017 (file No.001-35159)).

23.1	Consent of Deloitte LLP, independent registered public accounting firm to CCI Thermal Technologies Inc.
99.1+
Press Release of Thermon Group Holdings, Inc., dated November 3, 2017 (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed with the SEC on November 3, 2017 (file No.001-35159)).

99.2	Audited historical consolidated financial statements of CCI Thermal Technologies Inc. as of July 31, 2017, and 2016 and for each of the three years in the period ended July 31, 2017.
99.3	Unaudited pro forma financial statements of Thermon Group Holdings, Inc. as of and for the six month period ending September 30, 2017 and for the twelve month period ending March 31, 2017.

+ Incorporated by reference.
* The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.